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                                                    EXHIBIT 99.1 TO FORM 8-K/A


March 29, 2007


Securities and Exchange Commission
100 F Street, NE
Washington, D.C. 20549

Gentlemen:

         We have read Item 4.01 of the Form 8-K/A dated March 14, 2007, of Cenveo, Inc. and are in agreement with statements contained in the second, third and fourth paragraphs on page 2 therein. We have no basis to agree or disagree with the other statements of the Registrant contained in this report.

                             /s/ Ernst & Young LLP